UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVIDITY BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Avidity Biosciences, Inc.

3020 Callan Road,

San Diego, California 92121

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 26, 2026

February 23, 2026

These definitive additional materials (the “Definitive Additional Materials”) amend and supplement the definitive proxy statement, dated as of January 30, 2026 (as amended and supplemented, the “Definitive Proxy Statement”), initially mailed to stockholders on or about January 30, 2026, by Avidity Biosciences, Inc., a Delaware corporation (“Avidity,” “we,” “our,” or the “Company”). This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in these Definitive Additional Materials differs from or conflicts with information contained in the Definitive Proxy Statement, the information in these Definitive Additional Materials shall supersede or supplement the information in the Definitive Proxy Statement, as applicable. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

As disclosed in the Definitive Proxy Statement, a special meeting of our stockholders (the “Special Meeting”) was scheduled to be held virtually via live webcast on February 23, 2026, at 10:00 a.m., Eastern time.

On February 23, 2026, Avidity issued a press release announcing that it intends to convene the Special Meeting and then immediately adjourn proceedings, without conducting any other business. Avidity intends to adjourn the Special Meeting to provide additional time to satisfy the conditions to the Distribution. The Distribution is a condition to the closing of Avidity’s previously announced Merger with Novartis.

In the press release, Avidity also announced that the Distribution is expected to occur on February 26, 2026, and that the closing of the Merger is expected to occur on February 27, 2026. The completion of the Distribution and the Merger each remain subject to the respective closing conditions noted in the Definitive Proxy Statement, including receipt of stockholder approval. A copy of the press release is attached hereto as Exhibit 1.

The Special Meeting was called to order on February 23, 2026, at 10:00 a.m., Eastern time, and then immediately adjourned pursuant to the chairperson of the Special Meeting’s authority under Avidity’s Amended and Restated Bylaws. The Special Meeting will reconvene virtually via live webcast on February 26, 2026, at 10:00 a.m., Eastern time, unless it is adjourned or postponed. Stockholders who have already registered for the Special Meeting will not need to re-register for the reconvened Special Meeting, which will be accessible via the same virtual meeting link: www.proxydocs.com/RNA. The record date for the Special Meeting remains January 29, 2026, and will apply to the reconvened Special Meeting. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked.

These Definitive Additional Materials have been filed by Avidity with the United States Securities and Exchange Commission (the “SEC”) on February 23, 2026.

If any stockholders have not already submitted a proxy for use at the Special Meeting, they are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

If any stockholders have more questions about the transactions contemplated by the Merger Agreement and the Separation Agreement (each as defined in the Definitive Proxy Statement and together, the “Transactions”) or how to submit their proxies or if any stockholders need additional copies of the proxy statement, this supplement, the proxy card or voting instructions, please contact our Proxy Solicitor:

Innisfree M&A Incorporated

Stockholders May Call Toll-Free: (877) 456-3507

Banks & Brokers May Call Collect: (212) 750-5833

The information contained herein speaks only as of February 23, 2026, unless the information specifically indicates that another date applies.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction between Avidity and Novartis, Avidity has filed with the SEC the Definitive Proxy Statement on January 30, 2026. Avidity may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER AND THE SPIN-OFF (COLLECTIVELY, THE “TRANSACTIONS”) OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders are able to obtain a free copy of the Proxy Statement and such other documents containing important information about Novartis and Avidity through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the Definitive Proxy Statement.

PARTICIPANTS IN THE SOLICITATION

Avidity and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Avidity stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Avidity directors and executive officers in the transaction, which may be different than those of Avidity stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the Transactions or the expected timetable for completing each of the proposed Transactions and the related interim steps. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis’ most recent Annual Report on Form 20-F for the year ended December 31, 2025, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Exhibit 1

Press Release: Avidity Biosciences Announces Intention to Adjourn and Reconvene Special Meeting of Stockholders

Avidity Biosciences Announces Intention to Adjourn and Reconvene Special Meeting of Stockholders

SAN DIEGO, February 23, 2026 /PRNewswire/ — Avidity Biosciences, Inc. (“Avidity”) (Nasdaq: RNA), a biopharmaceutical company committed to delivering a new class of RNA therapeutics called Antibody Oligonucleotide Conjugates (“AOCs™”) to profoundly improve people’s lives, today announced that it intends to convene its upcoming special meeting of stockholders (the “Special Meeting”) scheduled for February 23, 2026, at 10:00 a.m., Eastern time, and then immediately adjourn proceedings, without conducting any other business. Avidity intends to reconvene the Special Meeting on February 26, 2026, at 10:00 a.m., Eastern time. Stockholders who have already registered for the Special Meeting will not need to re-register for the reconvened Special Meeting, which will be accessible via the same virtual meeting link: www.proxydocs.com/RNA.

Avidity intends to adjourn the Special Meeting to provide additional time to satisfy the conditions to the pro rata distribution of all of the issued and outstanding shares of Atrium Therapeutics, Inc. (“SpinCo”) common stock to Avidity’s stockholders (the “Distribution”). The Distribution is a condition to the closing of Avidity’s previously announced proposed merger with Novartis AG (the “Merger”).

Avidity also announced that the Distribution is expected to occur on February 26, 2026 and the closing of the Merger is expected to occur on February 27, 2026. The completion of the Distribution and the Merger each remain subject to the respective closing conditions noted in Avidity’s Definitive Proxy Statement filed on January 30, 2026, including receipt of stockholder approval. To facilitate the Distribution and transition of the stock symbol in connection with the closing of the Merger, Avidity’s common stock will temporarily trade on the Nasdaq Global Market under the symbol “RNAM” beginning on the date the Distribution.

The record date for the Special Meeting remains January 29, 2026 and will apply to the reconvened Special Meeting. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened Special Meeting unless properly revoked. Stockholders who have previously submitted their proxy or otherwise voted need not take any action. For stockholders who have not yet cast their votes, Avidity encourages them to vote their shares now. For more information on how to vote, please call Avidity’s proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3507.

About Avidity

Avidity Biosciences, Inc.’s mission is to profoundly improve people’s lives by delivering a new class of RNA therapeutics—Antibody Oligonucleotide Conjugates (AOCs™). Avidity is revolutionizing the field of RNA with its proprietary AOCs, which are designed to combine the specificity of monoclonal antibodies with the precision of oligonucleotide therapies to address targets and diseases previously unreachable with existing RNA therapies. Utilizing its proprietary AOC platform, Avidity demonstrated the first-ever successful targeted delivery of RNA into muscle and is leading the field with clinical development programs for three rare muscle diseases: myotonic dystrophy type 1 (DM1), Duchenne muscular dystrophy (DMD) and facioscapulohumeral muscular dystrophy (FSHD). Avidity is also advancing two wholly owned precision cardiology development candidates addressing rare genetic cardiomyopathies. In addition, Avidity is broadening the reach of AOCs with its advancing and expanding pipeline including programs in cardiology and immunology through key partnerships. Avidity is headquartered in San Diego, CA. For more information about our AOC platform, clinical development pipeline and people, please visit www.aviditybiosciences.com and engage with us on LinkedIn and X.

Additional information and Where to Find It

In connection with the proposed transaction between Avidity and Novartis AG (“Novartis”), Avidity has filed with the SEC the Definitive Proxy Statement on January 30, 2026 (as amended and supplemented, the “Definitive Proxy Statement”). Avidity may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document that may be filed by Avidity with the SEC. AVIDITY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND AVIDITY WITH THE SEC IN CONNECTION WITH THE TRANSACTIONS (AS DEFINED IN THE DEFINITIVE PROXY STATEMENT) OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders are able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about Novartis and Avidity through the website maintained by the SEC at www.sec.gov. Novartis and Avidity make available free of charge at the Novartis website at www.novartis.com/investors/financial-data/sec-filings and Avidity’s website at investors.aviditybiosciences.com/sec-filings, respectively, copies of documents they file with, or furnish to, the SEC. The contents of the websites referenced above will not be deemed to be incorporated by reference into the Definitive Proxy Statement.

Participants in the Solicitation

Avidity and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Avidity stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Avidity directors and executive officers in the transaction, which may be different than those of Avidity stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” “committed,” “investigational,” “pipeline,” “launch,” or similar terms, or by express or implied discussions regarding the proposed Merger and the Spin-Off (collectively, the “Transactions”) or the expected timetable for completing each of the proposed Transactions and the related interim steps. You should not place undue reliance on these statements. Such forward-looking statements are based on our current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the conditions to the closing of the Transactions will be satisfied on the expected timetable or at all or that the expected benefits or synergies from the Transactions will be achieved in the expected timeframe, or at all. In particular, expectations regarding Avidity, SpinCo, or the Transactions could be affected by, among other things, the timing of the satisfaction of customary closing conditions, including the receipt of regulatory approvals and the approval of Avidity’s stockholders, on acceptable terms or at all; risks and costs related to the implementation of the separation of SpinCo, including the ability to complete the separation in the anticipated timeframe, or at all, and any changes to the configuration of the businesses included in the separation if implemented; the risk that competing offers or acquisition proposals will be made; the effects of disruption from the Transactions and the impact of the announcement and pendency of the Transactions on Novartis’ and/or Avidity’s businesses, including their relationships with employees, business partners or governmental entities; the risk that the Transactions may be more expensive to complete than anticipated; the risk that stockholder litigation in connection with the Transactions may result in significant costs of defense, indemnification and liability; a diversion of management’s attention from ongoing business operations and opportunities as a result of the Transactions or otherwise; the uncertainties inherent in research and development, including clinical trial results and additional analysis of existing clinical data; regulatory actions or delays or government regulation generally; and the risks and factors referred to in Novartis’ most recent Annual Report on Form 20-F for the year ended December 31, 2025, Avidity’s Annual Report on Form 10-K for the year ended December 31, 2025, and any subsequent filings made by either party with the SEC, available on the SEC’s website at www.sec.gov. Avidity is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements contained in this communication as a result of new information, future events or otherwise, except to the extent required by law.

Media Contact:

Kristina Coppola

(619) 837-5016

media@aviditybio.com